Exhibit 99.1

GRANT THORNTON LLP

Two Commerce Square

2001 Market Street, Suite 700

Philadelphia, PA 19103-7065

D	+1 215 561 4200
F	+1 215 561 1066

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Management of FCA Asset Securities LLC, FC Funding LLC, Flagship Credit Auto Trust 2024-3, Deutsche Bank Securities Inc., and Barclays Capital Inc.:

We have performed the procedures enumerated below, on certain information with respect to attributes of FCA Asset Securities LLC’s (the “Depositor”) and FC Funding LLC’s (the “Sponsor” and together with the Depositor, the “Company”) automobile receivables as of September 22, 2024 (the “Subject Matter”) related to Flagship Credit Auto Trust 2024-3’s (the “Issuer”) issuance of certain classes of Automobile Receivables Backed Notes (the “Securitization Transaction”). The Company’s management is responsible for the Data File (as defined herein) accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer, Deutsche Bank Securities Inc. (“Deutsche”), and Barclays Capital Inc. (“Barclays” and together with the Company, Issuer, and Deutsche, the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed on the automobile receivables and our findings are as follows:

For the purposes of our procedures, we were instructed by the Company that differences of less than $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were deemed to be in agreement. For the purposes of our procedures, we were instructed by the Company that any differences in the “State” characteristic that are a result of abbreviations or truncation were deemed to be in agreement.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

•	the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

GT.COM

Grant Thornton LLP is a U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

•	the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Data File (as defined herein) as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•	the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents include (i) the retail installment sales contract, motor vehicle retail installment sale(s) contract, simple interest vehicle contract, note and security agreement, assignment of installment contract and amendment, correction letter and/or re-amortization letter (collectively, the “Contract”), (ii) the welcome letter, (iii) servicing system screen shots, (iv) certificate of title or other related documents (collectively, the “Title”), (v) servicing and origination extraction files (collectively, the “Supplemental Sample Query”), and (vi) Usury adjustment tool screen shot.

Due diligence agreed-upon procedures

On September 23, 2024, the Company provided us with a computer readable data file (the “Data File”) containing certain characteristics of the automobile receivables included in the Securitization Transaction. We performed the procedures indicated below on the automobile receivables.

As instructed by the Company, Grant Thornton selected 200 automobile receivables (the “Sample Receivables”) on a random basis from the Data File. For each of the Sample Receivables, we performed comparisons for certain characteristics (as identified in Exhibit 1) to certain available Source Documents.

Exhibit 1

Characteristics:

	Characteristic	Data File Field	Source Document

1	Application ID	ApplicationID	Provided Value

2	Platform	Org	Contract or Title

3	Note date	ContractDate	Contract, Title, or Supplemental Sample Query

4	Vehicle identification number	VIN	Contract, Title, or Servicing System Screen Shots

5	Original amount financed	OriginalAmtFinanced	Contract or Servicing System Screen Shots

6	Original interest rate / APR	OriginalRate	Contract, Welcome Letter, Usury Adjustment Tool, or Servicing System Screen Shots

7	Original monthly payment amount	OriginalPayment	Contract, Welcome Letter, Usury Adjustment Tool, or Servicing System Screen Shots

8	Original term (months)	OriginalTerm	Contract

9	Model year	ModelYr	Contract

10	Model	Model	Contract or Supplemental Sample Query

11	Customer state	CustomerState	Supplemental Sample Query

12	Current principal balance	CurrentPrincipalBalance	Supplemental Sample Query

13	Number of deferred payments (extensions)	NumberOfExtensions	Supplemental Sample Query

14	Number of times delinquent 30 days	NTD30_59	Supplemental Sample Query

15	Maturity date	MaturityDate	Supplemental Sample Query

16	FICO score	HighFico	Supplemental Sample Query

17	Original Loan-to-value ratio	BookLTV	(a) Contract, Supplemental Sample Query and Recomputation or (b) Servicing System Screen Shots, Supplemental Sample Query and Recomputation

18	Remaining term (months)	RemainingTerm	Contract, Supplemental Sample Query, and Recomputation

19	Bankruptcy and repossession	BKRepo_Flag	Supplemental Sample Query

20	Product type	Product	Supplemental Sample Query

We were instructed by the Company that “Application ID” is for identification purposes only.

For Characteristic 5, “Original amount financed”, we were instructed by the Company to utilize the following methodology:

•	Use the amount financed as shown in the Contract.

•	For each sampled automobile loan contract with a “Platform” value of FCA and “Product type” value of Direct Auto Retail, use the principal amount as shown in the Contract.

For Characteristic 6, “Original interest rate / APR”, we were instructed by the Company to utilize the following methodology:

•	Use the annual percentage rate as shown in the Contract, Welcome Letter, or Usury Adjustment Tool.

•	Use the Welcome Letter or Usury Adjustment Tool, as applicable, as the Source if either the “Original interest rate / APR” value or “Original monthly payment amount” value is different than either the annual percentage rate or “Original monthly payment amount” as shown in the Contract.

•	For each FCA Direct Automobile Loan Contract, use the contract rate as shown in the Contract, Welcome Letter, or Usury Adjustment Tool.

For Characteristic 7, “Original monthly payment amount”, we were instructed by the Company to utilize the following methodology:

•	Use the original monthly payment amount, as shown in the Contract, Welcome Letter or Usury Adjustment Tool.

•	Use the Welcome Letter or Usury Adjustment Tool, as applicable, as the Source Document if either the “Original interest rate / APR” value or “Original monthly payment amount” value is different than either the annual percentage rate or “Original monthly payment amount” as shown in the Contract.

For Characteristic 16, “FICO score”, we were instructed by the Company not to compare the FICO score characteristic for any Automobile Loan Contract with a FICO score value of “0”.

For Characteristic 17, “Original loan-to-value ratio”, we were instructed by the Company to recompute such characteristic using the following methodology:

•	Original amount financed divided by market value and;

•	To round the resulting percentage obtained above to the second decimal place (XX.XX%).

For Characteristic 18, “Remaining term (months)”, we were instructed by the Company to recompute such characteristic using the following methodology:

•	Number of payments subtracted by original term (months) and;

•	To add the number of deferred payments (extensions), as shown in the Supplemental Sample Query, to the result obtained above.

For Characteristics 1 through 16, 19 and 20, we compared and agreed the information to the Source Documents. For Characteristics 17 and 18, we recomputed and agreed the information to the Source Documents. We noted no discrepancies between the Data File and the Source Documents.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements;

•	Addressing the value of collateral securing any such assets being securitized;

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations;

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization;

•	Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions;

•	Forming any conclusions; and

•	Any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

/s/ GRANT THORNTON LLP

Philadelphia, Pennsylvania

October 11, 2024